SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2005

CELEBRATE EXPRESS, INC.

(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 – 120th Avenue NE
Kirkland, Washington 98033
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On May 2, 2005, the Board of Directors of Celebrate Express, Inc. (the “Company”) elected Ms. Estelle DeMusey as a Class II director to fill the vacancy in the Board resulting from Dr. Jack Sansolo’s resignation from the Board in April 2005.

Item 7.01 Regulation FD Disclosure

     On May 3, 2005, Celebrate Express issued a press release, which announced the election of Ms. Estelle DeMusey as a director of the Company. A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 3, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2005

CELEBRATE EXPRESS, INC.
By:	/s/ Darin L. White
Darin L. White
Vice President, Finance